[***] CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.7.1

Amendment No. 2

to the

Process Technology License Agreement

between

Cypress Semiconductor Corporation

and

SkyWater Technology Foundry, Inc. (f/k/a Cypress Semiconductor (Minnesota) Inc.)

This Amendment Number 2 (“Amendment”) to the Process Technology License Agreement by and between Cypress Semiconductor Corporation (“Licensor”) and SkyWater Technology Foundry, Inc. (f/k/a/ Cypress Semiconductor (Minnesota) Inc.) (“Licensee”), dated March 1, 2017 (“Agreement”) is effective as of April 16, 2020.

WHEREAS the parties wish to expand the license rights previously granted to Licensee in certain technology so that Licensee may create an open source Process Design Kit (“PDK”) that is published on an “open source” basis, i.e., without the requirement that the recipient enter into a non-disclosure agreement, and publishing such a PDK to open source gives the recipient the right to fully utilize the PDK and create derivative works.

Now therefore, the parties agree as follows:

1. Payment. Licensee will remit a payment of $[***] USD to Licensor no later than March 31, 2021, and another identical payment of $[***] USD no later than June 30, 2021.

2. Additional License Grant. Licensor hereby grants Licensee the following additional rights with respect to the Open Source PDK Technology (defined in Attachment A): Licensor grants Licensee a worldwide, non-exclusive, license under the Licensed Intellectual Property in the Open Source PDK Technology, to fully utilize and copy, create derivative works of, distribute, and disclose to third-parties (with or without a non-disclosure agreement) the Open Source PDK Technology as part of one or more Licensee PDKs for such third parties to use the Open Source PDK Technology as incorporated into the Licensee PDKs in their business including to create, use, and publish derivative works.

3. For the sake of clarity, this License does not include the following Cypress-developed IP: a) ONO stack in the SONOS device, b) SONOS flash macro design, or c) any Royalty-Bearing Licensed Process Technology.

4. Defined Terms. Capitalized terms not defined in this Amendment shall have the meanings given to them in the Agreement.

5. No Other Changes. Except as specified in this Amendment, the Agreement remains unchanged and in full force and effect.

6. Counterparts. This Amendment may be executed in two or more counterparts, all of which, taken together, shall be regarded as one and the same instrument.

Cypress Semiconductor Corporation		SkyWater Technology Foundry Inc.

Signature:	/s/ Sam Geha	Signature:	/s/ Thomas Sonderman
Name:	Sam Geha	Name:	Thomas Sonderman
Title:	Executive Vice President	Title:	CEO
Date:	Dec 16, 2020	Date:	Dec 16, 2020